--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND

                               [Graphic Omitted]

DECEMBER 31, 1996

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,


/s/ Henry L.P. Schmelzer, President
    ------------------------------------
Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------


                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

[graphic omitted - DALBAR
QUALITY TESTED SERVICE - 1996
HONORS COMMITMENT TO: INVESTORS]

For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Balanced Fund Class A Shares since 12/31/86, compared to the S&P 500 and a blend of the S&P 500 and Lehman Intermediate Government/Corporate Indices. The data points to this chart are as follows:]

                                          A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

COMPARED TO STANDARD & POOR'S 500 INDEX(R)4 AND A BLEND OF STANDARD & POOR'S 500
         AND LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND INDICES (5)
                          DECEMBER 1986 - DECEMBER 1996

                           WITH                              S&P/LEHMAN
              NET         MAXIMUM                              INTERM.
             ASSET         SALES                                GOV'T/
             VALUE(1)     CHARGE(2)       S&P 500(4)           CORP.(5)
             -----        ---------       ----------           --------

12/31/86     $10,000       $9,425          $10,000             $10,000
    1987     $10,077       $9,498          $10,521             $11,080
    1988     $11,087      $10,449          $12,257             $11,965
    1989     $12,236      $11,533          $16,129             $15,100
    1990     $10,939      $10,310          $15,626             $15,162
    1991     $14,135      $13,322          $20,367             $19,024
    1992     $16,104      $15,178          $21,916             $21,678
    1993     $18,387      $17,330          $24,121             $22,606
    1994     $17,896      $16,867          $24,449             $26,650
    1995     $22,607      $21,307          $33,603             $34,375
    1996     $26,477      $24,954          $41,298             $39,981

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS* AS OF 12/31/96
--------------------------------------------------------------------------------
  CLASS A (Inception 11/27/68) 1 YEAR     3 YEAR         5 YEAR        10 YEAR
 Net Asset Value(1)            17.12%     12.92%         13.37%        10.23%
 With Max. Sales Charge(2)     10.40      10.71          12.04          9.57
 Lipper Balanced Average(6)    13.73      11.68          10.76         11.18
--------------------------------------------------------------------------------
  CLASS B (Inception 9/13/93)  1 YEAR      3 YEAR     SINCE INCEPTION
 Net Asset Value(1)            16.26%      12.08%        12.02%
 With CDSC(3)                  12.26       11.28         11.55
 Standard & Poor's 500(4)      22.90       19.63         18.40
 Lipper Balanced Average(6)    13.73       11.68          n/a
--------------------------------------------------------------------------------
  CLASS C (Inception 12/30/94) 1 YEAR  SINCE INCEPTION
 Net Asset Value(1)            16.21%      20.62%
 Standard & Poor's 500(4)      22.90       30.27
--------------------------------------------------------------------------------
  CLASS Y (Inception 3/8/94)   1 YEAR   SINCE INCEPTION
 Net Asset Value(1)            17.63%      14.10%
 Standard & Poor's 500(4)      22.90       20.94

*These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund was changed from an equity income fund to a balanced fund on March 1, 1990. Results for periods prior to that date reflect former investment policies and are not necessarily representative of results that would have been achieved had the Fund's current investment policies then been in effect.

 NOTES TO CHARTS AND PERFORMANCE UPDATE

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3)With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4)Standard & Poor's Composite Index of 500 Stocks(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5)Represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman Intermediate Government/Corporate Bond Index. Indices are rebalanced to 65%/35% at the end of each year. Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds, issued by the U.S. government and U.S. corporations, having maturities between one and ten years. The indices' performance have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(6)Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                     QUESTIONS & ANSWERS WITH PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Q. How did New England Balanced Fund perform in 1996?

[Photo of Doug Ramos,
     Loomis, Sayles &
            Co., L.P.]

Your Fund generated 17.12% total return through December 31, 1996 (Class A shares at net asset value), thanks primarily to strong performance in the equity portion of the Fund during the second half of the year. The Fund outperformed its benchmark, the Lipper Balanced Average, which finished the year with a 13.73% total return.(6)


Q. How did you manage the Fund in 1996?

[Photo of Meri Anne Beck
        Loomis, Sayles &
               Co., L.P.]

For the equity portion of the Fund's portfolio, the key to performance in 1996 was stock selection. In the technology area, strong demand for personal computers and computer networks resulted in outstanding performance from companies such as EMC Corp. and Intel Corp.

Solid business fundamentals and higher energy prices powered investments in Tosco and PanEnergy. In the financial sector, where the portfolio had a large weighting, ongoing consolidation in the banking industry benefited our holdings in NationsBank and Chase Manhattan. Attractive business fundamentals also helped produce strong performance in other financial services holdings such as ACE Ltd., a liability insurer; Federal Home Loan Mortgage Corp. (Freddie Mac); and Green Tree, a financial services company.

In the capital goods sector, McDonnell-Douglas and Northrop Grumman were solid performers that benefited from the ongoing consolidation in the defense industry. Specific company events also contributed to performance in the case of Eckerd, a drugstore chain, that was bought out by JCPenny. Allied Signal, a large multinational conglomerate in the businesses of aerospace, automotive and engineered materials, and Carnival Corp., the popular cruise line operator, performed well as they continued to execute their business strategies.*

Higher interest rates and new telecommunications legislation contributed to weak performance in the Fund's utilities and communications holdings. It should be noted, however, that the Fund was significantly underweighted in this area.

On the fixed-income side, our overweighting in corporate bonds had a positive impact on the Fund for most of the year. Profits were taken in Hospital Corp. of America, International Lease Finance, Lockheed Martin and Smith Barney corporate bonds.* Coastal Corp. and Tektronix also performed well as a result of improving fundamentals, and Carnival Corp. was upgraded in quality. On the other hand, TCI Communications performed poorly as the company recorded losses. Toward the end of the year we increased our allocation to U.S. Treasury and U.S. Government Agency mortgage bonds, as the risk/reward trade-off now favors these issues. Our continuing focus is on credit and sector selection to provide the best total return potential.


Q. What is your outlook for 1997?

We continue to expect moderate economic growth, low inflation and a stable interest rate environment in 1997. Overall, these conditions should not produce any major dislocations in the financial markets. However, we believe that equity markets will experience increased volatility in 1997. An increase in the possibility of earnings disappointments and investor concerns over lower corporate earnings growth than last year should contribute to this volatility. We believe these concerns will make stock selection an important factor in the Fund's performance in 1997.

* As of December 31, 1996, McDonnell-Douglas and Eckerd were no longer held by the Fund. As of November 18, Smith Barney was no longer held by the fund.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------
                   YOUR FUND'S ASSET DIVERSIFICATION 12/31/96*

                                                          CASH & CASH
STOCKS                              BONDS                  EQUIVALENTS

65.6%                               32.7%                     1.7%

*Portfolio holdings and asset allocations will vary.


                   YOUR FUND'S FIVE LARGEST SECTORS 12/31/96*
--------------------------------------------------------------------------------
                                      PERCENTAGE OF
     INDUSTRY                          NET ASSETS
--------------------------------------------------------------------------------
  1. U.S. GOVERNMENT                      8.3%
--------------------------------------------------------------------------------
  2. BANKS                                6.7%
--------------------------------------------------------------------------------
  3. INSURANCE                            5.6%
--------------------------------------------------------------------------------
  4. HEALTH CARE SERVICES                 4.7%
--------------------------------------------------------------------------------
  5. HOUSING & BUILDING MATERIALS         4.6%
--------------------------------------------------------------------------------

*Portfolio holdings and asset allocations will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1996

COMMON STOCK--65.6% OF TOTAL NET ASSETS

 SHARES  DESCRIPTION                                              VALUE (a)
------------------------------------------------------------------------------
         AEROSPACE--3.4%
 30,300  Lockheed Martin Corp.  ..............................  $  2,772,450
 60,000  Northrop Grumman Corp.  .............................     4,965,000
 94,300  Raytheon Co.  .......................................     4,538,187
                                                                ------------
                                                                  12,275,637
                                                                ------------
         APPAREL & TEXTILES--1.3%
111,700  Reebok International, Ltd.  .........................     4,691,400
                                                                ------------
         AUTOMOTIVE & RELATED--1.0%
 67,000  General Motors Corp.  ...............................     3,735,250
                                                                ------------
         BANKS--5.1%
 47,300  BankAmerica Corp.  ..................................     4,718,175
 51,600  Chase Manhattan Corp. ...............................     4,605,300
 46,200  NationsBank Corp.  ..................................     4,516,050
 98,500  Norwest Corp.  ......................................     4,284,750
                                                                ------------
                                                                  18,124,275
                                                                ------------
         BEVERAGES--1.2%
187,000  Whitman Corp.  ......................................     4,277,625
                                                                ------------
         CHEMICALS--3.8%
199,600  Crompton & Knowles Corp.  ...........................     3,842,300
 53,000  El du Pont de Nemours & Co.  ........................     5,001,875
 87,500  PPG Industries, Inc.  ...............................     4,910,937
                                                                ------------
                                                                  13,755,112
                                                                ------------
         COMPUTERS & BUSINESS EQUIPMENT--1.3%
137,500  EMC Corp. (c)  ......................................     4,554,688
                                                                ------------
         CONGLOMERATES--3.7%
 67,200  Allied Signal, Inc.  ...............................     4,502,400
 95,200  Dover Corp.  .......................................     4,783,800
100,000  Philips Electronics NV (ADR) (d)  ..................     4,000,000
                                                               ------------
                                                                 13,286,200
                                                               ------------
         ELECTRIC UTILITIES--1.1%
200,100  Edison International  ..............................     3,976,988
                                                               ------------
         ELECTRICAL EQUIPMENT--1.4%
 86,100  York International Corp.  ..........................     4,810,838
                                                               ------------
         ELECTRONIC COMPONENTS--1.2%
 31,400  Intel Corp.  .......................................     4,111,438
                                                               ------------
         FINANCIAL SERVICES--3.7%
 41,900  Federal Home Loan Mortgage Corp.  ..................     4,614,237
113,500  Federal National Mortgage Association  .............     4,227,875
111,100  Green Tree Financial Corp.  ........................     4,291,238
                                                               ------------
                                                                 13,133,350
                                                               ------------
         FOOD-AGRIBUSINESS--0.9%
138,300  IBP, Inc.  .........................................     3,353,775
                                                               ------------
         FREIGHT TRANSPORTATION--3.9%
 50,600  Burlington Northern Santa Fe  ......................     4,370,575
181,100  Canadian Pacific, Ltd.  ............................     4,799,150
110,400  Federal Express Corp. (c)  .........................     4,912,800
                                                               ------------
                                                                 14,082,525
                                                               ------------
         GAS & PIPELINE UTILITIES--2.1%
 29,400  Columbia Gas Systems, Inc.  ........................      1,870,575
127,300  Panenergy Corp.  ...................................      5,728,500
                                                               -------------
                                                                   7,599,075
                                                               -------------
         HEALTH CARE-SERVICES--4.2%
 67,600  Aetna, Inc.  .......................................      5,408,000
224,500  Beverly Enterprises, Inc.  .........................      2,862,375
124,200  Columbia/HCA Healthcare Corp.  .....................      5,061,150
 56,300  Foundation Health Corp. (c)  .......................      1,787,525
                                                               -------------
                                                                  15,119,050
                                                               -------------
         HOUSEHOLD PRODUCTS--2.8%
 34,700  Kimberly-Clark Corp.  ..............................      3,305,175
 77,400  Premark International, Inc.  .......................      1,722,150
 91,300  Tupperware Corp.  ..................................      4,895,962
                                                               -------------
                                                                   9,923,287
                                                               -------------
         HOUSING & BUILDING MATERIALS--4.6%
 72,800  Armstrong World Industries, Inc.  ..................      5,059,600
 53,200  Black & Decker Corp.  ..............................      1,602,650
148,800  Leggett & Platt, Inc.  .............................      5,152,200
131,000  Masco Corp.  .......................................      4,716,000
                                                               -------------
                                                                  16,530,450
                                                               -------------
         INSURANCE--5.0%
 82,000  ACE, Ltd.  .........................................      4,930,250
 79,500  Allstate Corp.  ....................................      4,601,062
 69,400  Chubb Corp.  .......................................      3,730,250
163,100  Everest Reinsurance Holdings, Inc.  ................      4,689,125
                                                               -------------
                                                                  17,950,687
                                                               -------------
         LEISURE TIME--2.6%
152,200  American Greetings Corp.  ..........................      4,318,675
155,400  Carnival Corp.  ....................................      5,128,200
                                                               -------------
                                                                   9,446,875
                                                               -------------
         OIL & GAS--3.1%
 77,400  Tosco Corp.  .......................................      6,124,275
 94,800  United Meridian Corp.(c)  ..........................      4,905,900
                                                               -------------
                                                                  11,030,175
                                                               -------------
         PACKAGING--1.4%
 94,500  Crown Cork & Seal Co., Inc.  .......................      5,138,438
                                                               -------------
         RETAIL-FOOD & DRUG--1.5%
111,600  Kroger Co. (c)  ....................................      5,189,400
                                                               -------------
         TELECOMMUNICATION--2.8%
 19,600  Ameritech Corp.  ...................................      1,188,250
 95,200  GTE Corp.  .........................................      4,331,600
123,000  Pacific Telesis Group  .............................      4,520,250
                                                               -------------
                                                                  10,040,100
                                                               -------------
         TOBACCO--2.5%
 46,200  Loews Corp.  .......................................      4,354,350
136,300  UST, Inc.  .........................................      4,412,712
                                                               -------------
                                                                   8,767,062
                                                               -------------
         Total Common Stock (Identified Cost $180,597,653)  .  $ 234,903,700
                                                               -------------

BONDS AND NOTES--32.7%

   FACE
  AMOUNT
-------------------------------------------------------------------------------
             BANKS--1.6%
$ 1,140,000  Chase Manhattan Corp., 10.000%, 6/15/99  ..........      1,232,522
    600,000  First Interstate Bancorp, 12.750%, 5/01/97  .......        612,870
    600,000  First National Tennessee Corp., 10.375%, 6/01/99...        651,984
  3,430,000  Mellon Bank, 7.000%, 3/15/06  .....................      3,410,724
                                                                  -------------
                                                                      5,908,100
                                                                  -------------
             CABLE & MEDIA--0.9%
  3,270,000  TCI Communications, Inc., 7.250%, 6/15/99  ........      3,279,221
                                                                  -------------
             ENERGY--1.1%
  3,700,000  Coastal Corp., 8.125%, 9/15/02  ...................      3,913,416
                                                                  -------------
             FINANCE--3.7%
  2,000,000  American General Corp., 9.625%, 7/15/00  ..........      2,190,220
  1,000,000  Avalon Properties, Inc., 7.375%, 9/15/02  .........      1,008,850
  1,790,000  Dean Witter, Discover & Co., 6.750%, 1/01/16  .....      1,647,910
  1,000,000  General Motors Acceptance Corp., 5.500%, 12/15/01          946,180
  1,700,000  Household International, 5.250%, 10/15/98  ........      1,667,921
    940,000  International Lease Finance Corp., 6.350%, 11/07/01        925,016
  2,425,000  Secured Finance, 9.050%, 12/15/04  ................      2,733,193
  2,100,000  World Omni Automobile Lease Finance Corp.,
               6.550%, 6/25/02  ................................      2,109,849
                                                                  -------------
                                                                     13,229,139
                                                                  -------------
             GOVERNMENT AGENCIES--1.0%
  2,575,000  Federal Home Loan Bank, 4.500%, 11/23/98 (e)  .....      2,435,255
  1,000,000  Federal National Mortgage Association,
               8.050%, 5/20/04  ................................      1,005,030
                                                                  -------------
                                                                      3,440,285
                                                                  -------------
             U.S. GOVERNMENT--8.3%
  6,580,000  United States Treasury Bonds, 7.875%, 2/15/21  ....      7,437,440
    450,000  United States Treasury Notes, 5.375%, 5/31/98  ....        447,678
  2,000,000  United States Treasury Notes, 6.750%, 6/30/99  ....      2,035,320
  2,500,000  United States Treasury Notes, 6.250%, 2/15/03  ....      2,496,875
 17,100,000  United States Treasury Notes, 6.500%, 8/15/05  ....     17,209,611
                                                                  -------------
                                                                     29,626,924
                                                                  -------------
             HEALTH CARE-SERVICES--0.5%
  1,775,000  Columbia/HCA Healthcare Co., 8.020%, 8/05/02  .....      1,885,174
                                                                  -------------
             INDUSTRIALS--1.4%
  1,790,000  Phillips Electronics NV, 7.250%, 8/15/13  .........      1,745,519
  2,000,000  Tektronix, Inc., 7.625%, 8/15/02  .................      2,056,000
  1,200,000  Williams Holdings Co., 6.250%, 2/01/06  ...........      1,128,588
                                                                  -------------
                                                                      4,930,107
                                                                  -------------
             INSURANCE--0.6%
  1,095,000  Progressive Corp., 10.000%, 12/15/00  .............      1,222,502
  1,000,000  USF&G Corp., 8.375%, 6/15/01  .....................      1,062,080
                                                                  -------------
                                                                      2,284,582
                                                                  -------------
             LEISURE & LODGING--1.9%
  1,750,000  Carnival Corp., 7.050%, 5/15/05  ..................      1,741,932
  3,000,000  La Quinta Inns, Inc., 7.400%, 9/15/05  ............      2,947,500
  2,000,000  Royal Caribbean Cruises Line, 8.125%, 7/28/04  ....      2,094,180
                                                                  -------------
                                                                      6,783,612
                                                                  -------------
             MEDIA & ENTERTAINMENT--0.5%
  1,710,000  Time Warner Entertainment Co., 8.875%, 10/01/12  ..      1,869,201
                                                                  -------------
             MORTGAGE--2.0%
  4,137,189  Federal National Mortgage Association,
               7.000%, 12/01/11 ................................      4,132,018
    314,036  Federal National Mortgage Association,
               7.500%, 6/01/15 .................................        318,071
  3,000,000  Federal National Mortgage Association,
                6.000%, 2/25/24 ................................      2,655,060
                                                                  -------------
                                                                      7,105,149
                                                                  -------------
             MORTGAGE BACKED--3.5%
  3,868,058  Federal Home Loan Mortgage Association,
               6.000%, 8/15/22 .................................      3,458,276
  1,000,000  Federal Home Loan Mortgage Association,
               6.500%, 3/15/23 .................................        943,430
    518,924  Federal Home Loan Mortgage Corp.,
               7.750%, 10/15/98 ................................        524,762
    500,000  Federal Home Loan Mortgage Corp.,
               8.000%, 7/15/21 .................................        515,935
  2,065,000  General Electric Capital Mortgage
               Services, Inc., 10.000%, 3/25/24 ................      2,120,487
     22,485  Mortgage Securities III Trust, 9.000%, 4/01/10  ...         22,902
    575,000  Westam Mortgage Financial Corp., 8.950%, 8/01/18  .        614,347
  4,000,000  Westam Mortgage Financial Corp., 9.400%, 12/01/18 .      4,223,720
                                                                  -------------
                                                                     12,423,859
                                                                  -------------
             PAPER--0.3%
    500,000  Westvaco Corp., 9.650%, 3/01/02  ..................        553,660
    500,000  Westvaco Corp., 10.300%, 1/15/19  .................        531,480
                                                                  -------------
                                                                      1,085,140
                                                                  -------------
             RAILROADS & EQUIPMENT--0.3%
  1,000,000  CSX, Inc., 6.800%, 6/01/09  .......................        985,780
                                                                  -------------
             RETAIL--1.1%
  3,390,000  Federated Department Stores, Inc., 8.500%, 6/15/03       3,549,872
    500,000  Sears, Roebuck & Co., 9.300%, 4/15/98  ............        520,510
                                                                  -------------
                                                                      4,070,382
                                                                  -------------
             SECURITIES--0.8%
  1,500,000  Donaldson Lufkin & Jenrette, Inc., 6.875%, 11/01/05      1,461,510
  1,500,000  Lehman Brothers Holdings, Inc., 8.875%, 11/01/98  .      1,559,505
                                                                  -------------
                                                                      3,021,015
                                                                  -------------
             TECHNOLOGY--0.9%
  3,410,000  Digital Equipment Corp., 8.625%, 11/01/12  ........      3,304,392
                                                                  -------------
             TELECOMMUNICATION--0.4%
  1,300,000  Southern Bell Telephone & Telegraph Co.,
               7.625%, 3/15/13 .................................      1,295,229
                                                                  -------------
             TRANSPORTATION--1.4%
  2,000,000  American Airlines, 10.180%, 1/02/13  ..............      2,415,700
  1,000,000  Delta Air Lines, Inc., 7.790%, 12/01/98  ..........      1,020,710
    500,000  Delta Air Lines, Inc., 9.530%, 11/17/99  ..........        530,155
    600,000  Delta Air Lines, Inc., 9.200%, 9/23/14  ...........        664,020
    350,000  U.S. Air, Inc., 10.700%, 1/15/07  .................        345,310
                                                                  -------------
                                                                      4,975,895
                                                                  -------------
             YANKEE/SUPRANATIONAL--0.5%
  1,100,000  Export, Import Bank of Japan, 9.500%, 6/29/00  ....      1,209,313
    600,000  Hydro Quebec, 6.520%, 2/23/06  ....................        577,284
                                                                  -------------
                                                                      1,786,597
                                                                  -------------
             Total Bonds and Notes (Identified Cost
               $116,848,230)  ..................................    117,203,199
                                                                  -------------
SHORT TERM INVESTMENTS--1.5%
-------------------------------------------------------------------------------
 5,330,000  Associates Corp. of North America 6.550%, 1/02/97 ...     5,330,000
                                                                  -------------
            Total Short Term Investments
              (Identified Cost $5,330,000) ......................     5,330,000
                                                                  -------------
            Total Investments--99.8% (Identified
              Cost $302,775,883) (b) ............................   357,436,899
            Other assets less liabilities  ......................       758,959
                                                                  -------------
            Total Net Assets--100% .............................. $ 358,195,858
                                                                  =============

(a) See Note 1a.

(b)Federal Tax Information: At December 31, 1996 the net
   unrealized appreciation on investments based on cost
   of $302,775,883 for federal income tax purposes was as
   follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value over
   tax cost. .................................................... $  56,986,451
 Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value. ............     (2,325,435)
                                                                  -------------
           Net unrealized appreciation .........................  $  54,661,016
                                                                  =============
(c)        Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United
           States or Canada.
(e) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate on a specific date. This note resets quarterly based upon a specific index.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .....................................                      $357,436,899
  Cash .....................................................                               879
  Receivable for:
    Fund shares sold .......................................                           636,403
    Dividends and interest .................................                         2,338,499
  Prepaid registration expense .............................                             9,000
                                                                                  ------------
                                                                                   360,421,680
LIABILITIES
  Payable for:
    Securities purchased ...................................     $   307,755
    Fund shares redeemed ...................................       1,538,963
    Withholding taxes ......................................           2,105
  Accrued expenses:
    Management fees ........................................         219,559
    Deferred trustees' fees ................................          61,819
    Accounting and administrative ..........................           4,723
    Other expenses .........................................          90,898
                                                                 -----------
                                                                                     2,225,822
                                                                                  ------------
NET ASSETS .................................................                      $358,195,858
                                                                                  ============
  Net Assets consist of:
    Capital paid in ........................................                      $296,981,490
    Undistributed net investment income ....................                            67,903
    Accumulated net realized gains .........................                         6,485,449
    Unrealized appreciation on investments .................                        54,661,016
                                                                                  ------------
NET ASSETS ........................ ........................                      $358,195,858
                                                                                  ============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($219,625,749 divided by 15,758,225 shares of beneficial
  interest) ................................................                            $13.94

Offering price per share (100/94.25 of $13.94) .............                            $14.79*
                                                                                        ======

Net asset value and offering price of Class B shares
  ($58,367,455 divided by 4,211,450 shares of beneficial
  interest) ................................................                            $13.86**
                                                                                        ======

Net asset value and offering price of Class C shares
  ($2,537,951 divided by 183,612 shares of beneficial
  interest) ................................................                            $13.82
                                                                                        ======

Net asset value and offering price of Class Y shares
  ($77,664,703 divided by 5,567,587 shares of beneficial
  interest) ................................................                            $13.95
                                                                                        ======

Identified cost of investments .............................                      $302,775,883
                                                                                  ============

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1996


INVESTMENT INCOME
  Dividends ................................................                    $   4,132,269(a)
  Interest .................................................                        9,132,336
                                                                                  -----------
                                                                                   13,264,605
  Expenses
    Management fees ........................................      $2,355,084
    Service fees - Class A .................................         510,800
    Service and distribution fees - Class B ................         486,433
    Service and distribution fees - Class C ................          15,702
    Trustees' fees and expenses ............................          22,946
    Accounting and administrative ..........................          56,069
    Custodian ..............................................         109,681
    Transfer agent .........................................         606,876
    Audit and tax services .................................          39,000
    Legal ..................................................          24,357
    Printing ...............................................          50,222
    Registration ...........................................          55,360
    Miscellaneous ..........................................          15,272
                                                                   ---------
  Total Expenses ...........................................                        4,347,802
                                                                                  -----------
  Net investment income ....................................                        8,916,803
                                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .......................                       23,718,238
  Unrealized appreciation on Investments - net .............                       19,414,861
                                                                                  -----------
  Net gain on investment transactions ......................                       43,133,099
                                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                      $52,049,902
                                                                                  ===========

(a) Net of foreign taxes of:  $70,240

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                    1995                   1996
                                                              ----------------       ----------------
FROM OPERATIONS
  Net investment income ....................................     $   8,602,825          $   8,916,803
  Net realized gain on investments .........................        19,279,791             23,718,238
  Unrealized appreciation on investments ...................        31,334,849             19,414,861
                                                                 -------------          -------------
  Increase in net assets from operations ...................        59,217,465             52,049,902
                                                                 -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................        (5,712,466)            (5,852,505)
    Class B ................................................          (810,141)            (1,086,841)
    Class C ................................................           (10,773)               (35,007)
    Class Y ................................................        (1,783,679)            (2,273,570)
  In excess of net investment income
    Class A ................................................                 0                (86,451)
    Class B ................................................                 0                (16,054)
    Class C ................................................                 0                   (518)
    Class Y ................................................                 0                (33,584)
  Net realized gain on investments
    Class A ................................................        (8,998,651)           (14,194,062)
    Class B ................................................        (1,694,413)            (3,640,173)
    Class C ................................................           (23,154)              (144,376)
    Class Y ................................................        (2,594,417)            (4,878,053)
                                                                 -------------          -------------
                                                                   (21,627,694)           (32,241,194)
                                                                 -------------          -------------
  Increase in net assets derived from capital share
  transactions .............................................        40,291,424             41,383,400
                                                                 -------------          -------------
  Total increase in net assets .............................        77,881,195             61,192,108
NET ASSETS
    Beginning of the year ..................................       219,122,555            297,003,750
                                                                 -------------          -------------
    End of the year ........................................     $ 297,003,750          $ 358,195,858
                                                                 =============          =============
UNDISTRIBUTED NET INVESTMENT INCOME
    Beginning of the year ..................................     $           0          $     297,609
                                                                 =============          =============
    End of the year ........................................     $     297,609          $      67,903
                                                                 =============          =============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          CLASS A
                                          -----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------
                                                1992           1993           1994           1995           1996
                                                ----           ----           ----           ----           ----

Net Asset Value, Beginning of Year ....        $10.15         $11.16         $12.13         $11.27         $13.14
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.30           0.31           0.33           0.42           0.38
Net Realized and Unrealized Gain (Loss)
  on Investments ......................          1.10           1.26          (0.65)          2.49           1.76
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          1.40           1.57          (0.32)          2.91           2.14
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.30)         (0.31)         (0.33)         (0.40)         (0.39)
Distributions From Net Realized
 Capital Gains                                  (0.09)         (0.29)         (0.21)         (0.64)         (0.95)
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.39)         (0.60)         (0.54)         (1.04)         (1.34)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year ..........        $11.16         $12.13         $11.27         $13.14         $13.94
                                               ======         ======         ======         ======         ======

Total Return (%) (a) ..................          13.9           14.2           (2.7)          26.3           17.1
Ratio of Operating Expenses to
  Average Net Assets (%) ..............          1.48           1.40           1.40           1.36           1.33
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          2.84           2.66           2.91           3.37           2.79
Portfolio Turnover Rate (%) ...........            38             50             36             54             70
Average Commission rate (b) ...........           --             --             --             --         $0.0577
Net Assets, End of Year (000) .........       $90,527       $158,308       $158,332       $196,514       $219,626

(a) A sales charge is not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                                   CLASS B                            CLASS C
                                                                   ----------------------------------------       --------------
                                                                    SEPTEMBER 13(a)                                YEAR ENDED
                                                                        THROUGH      YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                                      DECEMBER 31,  ------------------------      --------------
                                                                         1993       1994      1995      1996      1995     1996
                                                                      ------------  ----      ----      ----      ----     ----
Net Asset Value, Beginning of Period ...........................         $12.16    $12.11    $11.24    $13.08    $11.24     $13.05
                                                                         ------    ------    ------    ------    ------     ------
Income From Investment Operations
Net Investment Income ..........................................           0.16      0.26      0.34      0.29      0.35       0.29
Net Realized and Unrealized Gain (Loss) on Investments .........           0.24     (0.66)     2.46      1.74      2.44       1.73
                                                                         ------    ------    ------    ------    ------     ------
Total From Investment Operations ...............................           0.40     (0.40)     2.80      2.03      2.79       2.02
                                                                         ------    ------    ------    ------    ------     ------
Less Distributions Dividends From Net Investment Income ........          (0.16)    (0.26)    (0.32)    (0.30)    (0.34)     (0.30)
Distributions From Net Realized Capital Gains ..................          (0.29)    (0.21)    (0.64)    (0.95)    (0.64)     (0.95)
                                                                         ------    ------    ------    ------    ------     ------
Total Distributions ............................................          (0.45)    (0.47)    (0.96)    (1.25)    (0.98)     (1.25)
                                                                         ------    ------    ------    ------    ------     ------
Net Asset Value, End of Period .................................         $12.11    $11.24    $13.08    $13.86    $13.05     $13.82
                                                                         ======    ======    ======    ======    ======     ======
Total Return (%) (c) ...........................................           3.3       (3.4)     25.3      16.3      25.2       16.2
Ratio of Operating Expenses to Average Net Assets (%) ..........          2.36(b)    2.15      2.11      2.08      2.11       2.08

Ratio of Net Investment Income to Average Net Assets (%) .......          1.92(b)    2.16      2.62      2.04      2.62       2.04

Portfolio Turnover Rate (%) ....................................            50         36        54        70        54         70
Average Commission Rate (d) ....................................            --         --        --   $0.0577        --    $0.0577
Net Assets, End of Period (000) ................................        $4,691    $21,607   $40,361   $58,367      $718    $ 2,538

(a)Commencement of Operations.
(b)Computed on an annualized basis.
(c)A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations. Periods less than one year are not annualized.
(d)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------
                                                   CLASS Y
                                ----------------------------------------------
                                   MARCH 8(a)
                                     THROUGH         YEAR ENDED DECEMBER 31,
                                  DECEMBER 31,     ---------------------------
                                      1994            1995           1996
                                -----------------     ----           ----

Net Asset Value, Beginning of
  Period .........................    $12.20          $11.27        $13.15
                                       -----           -----         -----
Income From Investment
  Operations
Net Investment Income ............      0.38            0.46          0.44
Net Realized and Unrealized
  Gain (Loss) on Investments .....     (0.72)           2.51          1.76
                                       -----           -----         -----
Total From Investment
  Operations .....................     (0.34)           2.97          2.20
                                       -----           -----         -----
Less Distributions
Dividends From Net Investment
  Income .........................     (0.38)          (0.45)        (0.45)
Distributions From Net
  Realized Capital Gains .........     (0.21)          (0.64)        (0.95)
                                       -----           -----         -----
Total Distributions ..............     (0.59)          (1.09)        (1.40)
                                       -----           -----         -----
Net Asset Value,
  End of Period ..................    $11.27          $13.15        $13.95
                                      ======          ======        ======
Total Return (%) (c) .............      (2.8)           26.8          17.6
Ratio of Operating Expenses to
  Average Net Assets (%) .........      0.99(b)         1.11          0.88
Ratio of Net Investment Income
  to Average Net Assets (%) ......      3.69(b)         3.62          3.24
Portfolio Turnover Rate (%) ......        36              54            70
Average Commission Rate (d) ......     --              --          $0.0577
Net Assets, End of Period
  (000) ..........................   $39,183         $59,411       $77,665

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Investments as of December 31, 1996

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 13, 1993, of Class C shares on December 30, 1994 and of its Class Y shares on March 8, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION.   Equity securities are valued on the basis of
valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.   Security
transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES.   The Fund intends to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.   Dividends and distributions
are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences are primarily due to differing treatments for mortgage backed securities, real estate limited partnership investments and market discount transactions.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES   (excluding short-term investments) for
the Fund for the year ended December 31, 1996 were as follows:

               PURCHASES                                SALES
-----------------------------------------  -----------------------------------
    U.S. GOVERNMENT          OTHER         U.S. GOVERNMENT        OTHER
----------------------    ------------     -----------------   ------------
      $60,747,301         $179,013,348       $45,186,860       $174,357,962

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.   The Fund pays
management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Loomis Sayles & Company, L.P. under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED
-----------
$  857,540                           New England Funds Management, L.P.
$1,497,544                           Loomis Sayles & Company, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE.   New England Funds, L.P. ("New
England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund,
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $56,069 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES.   New England Funds is the transfer and shareholder
servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $451,235 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES.   Pursuant to Rule 12b-1 under the 1940 Act,
the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $510,800 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1996 is $2,041,399.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $121,608 and $3,925 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $364,825 and $11,777 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $748,209.

E. TRUSTEES FEES AND EXPENSES.   The Fund does not pay any compensation
directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,263
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Retainer                           $140/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES.   At December 31, 1996 there was an unlimited number of
shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                                   YEAR ENDED                          YEAR ENDED
                                                               DECEMBER 31, 1995                   DECEMBER 31, 1996
                                                        -----------------------------         -----------------------------
CLASS A                                                    SHARES            AMOUNT             SHARES            AMOUNT
-------                                                  ----------       -----------         ----------        -----------
Shares sold ..........................................   2,351,242        $29,575,711          2,042,042        $27,474,652
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...............     431,380          5,458,656            422,784          5,671,048
  Distributions from net realized gain ...............     676,500          8,677,748          1,028,876         13,651,501
                                                         ---------        -----------          ---------        -----------
                                                         3,459,122         43,712,115          3,493,702         46,797,201
Shares repurchased ...................................  (2,555,776)       (31,998,569)        (2,688,513)       (36,228,573)
                                                        ----------        -----------         ----------        -----------
Net increase .........................................     903,346        $11,713,546            805,189        $10,568,628
                                                        ----------        -----------         ----------        -----------

                                                                   YEAR ENDED                          YEAR ENDED
                                                               DECEMBER 31, 1995                   DECEMBER 31, 1996
                                                        -----------------------------         -----------------------------
CLASS B                                                    SHARES            AMOUNT             SHARES            AMOUNT
-------                                                  ----------       -----------         ----------        -----------
Shares sold ..........................................   1,299,583        $16,346,011          1,210,684        $16,217,164
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...............      60,310            762,503             78,261          1,044,705
  Distributions from net realized gain ...............     127,576          1,630,289            265,769          3,505,614
                                                        ----------        -----------         ----------        -----------
                                                         1,487,469         18,738,803          1,554,714         20,767,483
Shares repurchased ...................................    (325,054)        (4,030,921)          (428,641)        (5,756,244)
                                                        ----------        -----------         ----------        -----------
Net increase .........................................   1,162,415        $14,707,882          1,126,073        $15,011,239
                                                        ----------        -----------         ----------        -----------

                                                                   YEAR ENDED                          YEAR ENDED
                                                               DECEMBER 31, 1995                   DECEMBER 31, 1996
                                                        -----------------------------         -----------------------------
CLASS C                                                    SHARES            AMOUNT             SHARES            AMOUNT
-------                                                  ----------       -----------         ----------        -----------
Shares sold ..........................................      62,310        $   785,919            139,602        $ 1,870,733
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...............         760              9,669              2,512             33,499
  Distributions from net realized gain ...............       1,599             20,420             10,413            137,144
                                                        ----------        -----------         ----------        -----------
                                                            64,669            816,008            152,527          2,041,376
Shares repurchased ...................................      (9,679)          (122,769)           (23,905)          (318,332)
                                                        ----------        -----------         ----------        -----------
Net increase .........................................      54,990        $   693,239            128,622        $ 1,723,044
                                                        ----------        -----------         ----------        -----------

                                                                   YEAR ENDED                          YEAR ENDED
                                                               DECEMBER 31, 1995                   DECEMBER 31, 1996
                                                        -----------------------------         -----------------------------
CLASS Y                                                    SHARES            AMOUNT             SHARES            AMOUNT
-------                                                  ----------       -----------         ----------        -----------
Shares sold ..........................................   1,420,697        $17,832,342          1,301,205        $17,576,774
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...............     140,440          1,780,695            171,746          2,306,879
  Distributions from net realized gain ...............     202,067          2,594,422            366,945          4,878,050
                                                         ---------        -----------          ---------        -----------
                                                         1,763,204         22,207,459          1,839,896         24,761,703
Shares repurchased ...................................    (723,075)        (9,030,702)          (789,611)       (10,681,214)
                                                         ---------        -----------          ---------        -----------
Net increase .........................................   1,040,129         13,176,757          1,050,285         14,080,489
                                                         ---------        -----------          ---------        -----------
  Increase derived from capital shares
    transactions .....................................   3,160,880        $40,291,424          3,110,169         $41,383,400
                                                         =========        ===========          =========         ===========

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND BALANCED FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Balanced Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------
                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

             To learn more, and for a free prospectus, contact your
                            financial representative.

           VISIT OUR WORLD WIDE WEB SITE AT http://www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
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        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
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        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
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        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
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                  BL56-1296

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